                                                                 Exhibit 24.1


                            POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Falcon Building Products, Inc., a Delaware Corporation (the "Company"), which is about to file an Annual Report on Form 10-K with the Securities and Exchange Commission under the provisions of the Securities Act of 1934, as amended, hereby constitutes and appoints Sam A. Cottone, his true and lawful attorney-in-fact and agent, with full power and all capacities, to sign the Company's Annual Report on Form 10-K and any or all amendments thereto, and any other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 26th day of March, 1999.



                                        /s/  Charles J. Philippin
                                        -------------------------
                                        Charles J. Philippin
                                             Director

                            POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Falcon Building Products, Inc., a Delaware Corporation (the "Company"), which is about to file an Annual Report on Form 10-K with the Securities and Exchange Commission under the provisions of the Securities Act of 1934, as amended, hereby constitutes and appoints Sam A. Cottone, his true and lawful attorney-in-fact and agent, with full power and all capacities, to sign the Company's Annual Report on Form 10-K and any or all amendments thereto, and any other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 26th day of March, 1999.



                                        /s/  Christopher J. Stadler
                                        ---------------------------
                                        Christopher J. Stadler
                                             Director

                            POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Falcon Building Products, Inc., a Delaware Corporation (the "Company"), which is about to file an Annual Report on Form 10-K with the Securities and Exchange Commission under the provisions of the Securities Act of 1934, as amended, hereby constitutes and appoints Sam A. Cottone, his true and lawful attorney-in-fact and agent, with full power and all capacities, to sign the Company's Annual Report on Form 10-K and any or all amendments thereto, and any other documents in connection therewith, to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the 26th day of March, 1999.



                                        /s/  Christopher J. O'Brien
                                        ---------------------------
                                        Christopher J. O'Brien
                                             Director